EXPLANATORY NOTE

The sole purpose of this filing is to file revised XBRL exhibits containing the risk/return summary information that corresponds with the risk/return summary information in a supplement dated July 27, 2018 to the Prospectus for the Marsico Global Fund. The SEC accession number for the related supplement is 0001398344-18-010656.